As filed with the Securities and Exchange Commission on October 5, 1999

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant /x/
Filed by a party other than the registrant / /
Check the appropriate box:
/x / Preliminary Proxy Statement    / / Confidential, for Use of the Commission
/ /  Definitive Proxy Statement         (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

         SENTINEL GROUP FUNDS, INC.

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               (Name of Registrant as Specified in Its Charter)

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     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):

/x/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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/ /  Fee paid previously with preliminary materials.

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/ / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

               SUBJECT TO COMPLETION - DATED OCTOBER 5, 1999

                   SENTINEL U.S. TREASURY MONEY MARKET FUND

                                      OF

                          SENTINEL GROUP FUNDS, INC.

                              NATIONAL LIFE DRIVE

                           MONTPELIER, VERMONT 05604

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD NOVEMBER 18, 1999

To Shareholders of Sentinel U.S. Treasury Money Market Fund of Sentinel Group Funds, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Sentinel U.S. Treasury Money Market Fund (the "Fund") of Sentinel Group Funds, Inc. will be held at the offices of National Life Insurance Company, National Life Drive, Montpelier, Vermont, on Thursday, November 18, 1999 at 10:00 a.m., to take action upon the following matters:

     1. To consider and act upon a proposal to amend the fundamental investment policies of the Fund to permit limited investments in repurchase agreements with respect to U.S. Treasury securities and shares of institutional money market funds which invest primarily in U.S. Treasury securities; and

     2. The transaction of such other business as may properly come before the meeting.

     All shareholders of record at the close of business on October 1, 1999, are entitled to notice of and to vote at this meeting or any adjournment thereof. If by reason of having two or more accounts you receive more than one proxy card, please sign and return each one.

                                             By order of the Board of Directors

                                             D. Russell Morgan
                                             SECRETARY
1
Montpelier, Vermont
October 15, 1999

                IF YOU CANNOT ATTEND THE MEETING, PLEASE MARK,
       DATE, SIGN AND RETURN THE ACCOMPANYING PROXY PROMPTLY. THIS WILL SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS. YOUR VOTE IS IMPORTANT!

                   SENTINEL U.S. TREASURY MONEY MARKET FUND

                                      OF

                          SENTINEL GROUP FUNDS, INC.

                              NATIONAL LIFE DRIVE

                           MONTPELIER, VERMONT 05604

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS

                               NOVEMBER 18, 1999

     This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Sentinel Group Funds, Inc. (the "Company") with respect to Sentinel U.S. Treasury Money Market Fund (the "Fund"), a series of the Company (whose address is National Life Drive, Montpelier, Vermont 05604), for use at a Special Meeting of Shareholders of the Fund to be held at the offices of National Life Insurance Company, National Life Drive, Montpelier, Vermont, on Thursday, November 18, 1999 at 10:00 a.m., and at any adjournments thereof. This proxy statement and the enclosed proxy are being mailed to shareholders on or about October 15, 1999.

Shareholders of record of the Fund at the close of business on October 1, 1999 will be entitled to be present and to vote at the meeting. As of that date there were 111,631,251.10 Class A shares and 5,302,630.22 Class B shares of the Company's shares allocated to the Fund issued and outstanding.

     Whether or not you are able to attend the meeting, your proxy vote is important. Under the Company's charter, holders of shares of the Fund are entitled to one vote for each dollar of net asset value per share of the Fund. Since the Fund seeks to maintain a net asset value of $1.00 per share, this should result in each share of the Fund having one vote at this meeting. A quorum is present if the holders of at least a majority of the votes entitled to be cast are represented at the meeting, either in person or by proxy. If a quorum is not present, no action will be taken and the meeting will be adjourned until such time as a quorum is present. The affirmative vote of a majority of the outstanding voting securities of the Fund is required to approve the proposal to be presented at the meeting. A majority of the outstanding voting securities of the Fund is defined as the lesser of (a) 67% or more of the votes present at the meeting, if more than 50% of the outstanding votes are present or represented by proxy or (b) more than 50% of the outstanding votes, whichever is less. WE THEREFORE URGE YOU TO MARK, DATE, SIGN, AND MAIL YOUR PROXY PROMPTLY, TO MAKE CERTAIN THAT YOUR SHARES ARE REPRESENTED AND WILL BE VOTED AT THE MEETING. IN ORDER TO AVOID ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RETURNING YOUR PROXY PROMPTLY.

     Unless otherwise specified, proxies will be voted "FOR" the proposal set forth in the Notice of Special Meeting of Shareholders preceding this proxy statement. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with the specification so made. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on the proposal ("broker non-votes") will be counted as present for the purposes of a quorum. However, abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will have the same effect as a vote against the proposal. Any shareholder has the power to revoke his or her proxy at any time before it is voted by attending the meeting and voting in person or by filing with the Secretary of the Company either an instrument revoking the proxy or another duly executed proxy bearing a later date, at any time before the meeting.

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, and the cost of solicitation will be borne by the Fund. In addition, proxies may be solicited by additional mailings, telephone and telegraph, facsimile or personally by officers and employees of the Company, Sentinel Advisors Company ("SAC"), the Company's investment advisor, Sentinel Financial Services Company ("SFSC"), the Company's principal underwriter, Sentinel Administrative Service Company ("SASC"), the Company's administrative service provider, or other agents retained by the Company. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. The principal offices of each of SAC, SFSC, and SASC is National Life Drive, Montpelier, Vermont 05604.

                          APPROVAL OF CHANGES IN THE
                           FUND'S INVESTMENT POLICY

     The Fund's investment policy governs generally the operations of the Fund and may not be changed without a vote of a majority of the outstanding shares of the Fund.

INFORMATION ABOUT THE FUND

     The Fund currently invests solely in short-term direct obligations of the U.S. Treasury. It does so in order to minimize the risk of investment loss. Another result of the current investment policy is that the Fund's dividends of net investment income are generally exempt from state income taxes in those states which impose personal income taxes. Dividends from the Fund are, however, subject to Federal income tax.

     The Fund is a "money market" fund, which seeks to maintain a net asset value of $1.00 per share. The Fund will continue to operate as a "money market" fund, and will continue to seek to maintain a net asset value of $1.00 per share, even if the proposed changes in its fundamental investment policy described below are approved by the shareholders at the meeting .

PROPOSED CHANGES IN THE FUND'S INVESTMENT POLICY

     PROPOSALS. The Fund proposes to make two changes to its fundamental investment policy. The first proposed change is that in addition to being able to invest in short-term direct obligations of the U.S. Treasury, the Fund would be able to invest up to 25% of its total assets in repurchase agreements with respect to U.S. Treasury securities. The second proposed change is that the Fund also would be able to invest, within the limits provided in the Investment Company Act of 1940 (the "1940 Act"), in shares of other money market mutual funds which are available primarily to institutional investors and which invest primarily in short-term obligations of the U.S. Treasury and other agencies and instrumentalities of the U.S. government, and repurchase agreements with respect to such securities.

     REPURCHASE AGREEMENTS. Under a repurchase agreement, the Fund purchases securities issued by the U.S. Treasury, and simultaneously agrees to resell these bonds, notes or bills to a counterparty at a prearranged time and specific price. In the case of repurchase agreements the Fund would invest in, the duration of the repurchase agreement would not be more than seven days. The Fund will only deal with counterparties who are major brokerage firms or banks, as to which SAC believes the risk of default is minimal. If a counterparty defaults on its repurchase obligation, the Fund holds the U.S. Treasury securities that were the subject of the repurchase agreement and may sell them to another party, but it could suffer a loss if the proceeds from a sale of the securities turn out to be less than the repurchase price stated in the repurchase agreement. If the counterparty becomes insolvent or goes bankrupt, the Fund may be delayed in selling the securities that were subject to the repurchase agreement.

     Each of the Company's other Funds is currently authorized to invest in repurchase agreements, including the Sentinel Government Securities Fund, and the Sentinel Short Maturity Government Fund. The Fund's Statement of Additional Information, which is available from the Fund without charge by calling 1-800-282-3863, or by writing the Fund at National Life Drive, Montpelier, VT 05604, contains additional information about repurchase agreements.

     SAC believes that the ability to invest in repurchase agreements will have two advantages for the Fund. First, at times yields on repurchase agreements are higher than yields for short-term direct obligations of the U.S. Treasury. As a result, the Fund's yield may be higher at times than if repurchase agreements were not available investments for the Fund. Secondly, repurchase agreements can be arranged which will mature on the exact days chosen by the Fund, which can help the Fund effectively manage its liquidity needs (such as purchasing new securities and satisfying shareholder redemption requests). Direct U.S. Treasury bills which mature on a specific day may not have been issued by the U.S. Treasury and may not be available to the Fund. To the extent that the Fund can reduce the cash balances it maintains as a result of having more precise control of the maturity dates of its investments, this also may result in the Fund experiencing a higher yield.

     The primary disadvantage of repurchase agreements is that, as described above, there is a risk of loss if the counterparty defaults on the repurchase agreement. Additionally, Fund dividends attributable to interest earned on repurchase agreements generally will not be exempt from state personal income taxes. SAC believes that the risk of loss from the repurchase agreements in which the Fund will invest is, as a practical matter, minimal. The loss of the state personal income tax exemption should only apply in proportion to the amount of the Fund's net investment income derived from the repurchase agreements. Since the Fund will not invest more than 25% of its assets in repurchase agreements, the majority of the Fund's net investment income would still be derived from short-term U.S. Treasury bills. Thus, it is likely that the Fund's income dividends would still be largely exempt from state personal income taxes. SAC therefore believes that the advantages to the Fund and its shareholders of investing in repurchase agreements described in the preceding paragraph outweigh these disadvantages.

     INVESTMENTS IN OTHER MONEY MARKET FUNDS. The other proposed change in the Fund's fundamental investment policy is that the Fund be permitted to invest in shares of other money market funds which are available primarily to institutional investors and which invest primarily in short-term obligations of the U.S. Treasury and other agencies and instrumentalities of the U.S. government, and repurchase agreements with respect to such securities. The main advantage to the Fund resulting from this change is to provide another alternative investment which can be easily liquidated on any day. This will again provide the Fund with greater control of its daily cash flows, and will permit the Fund to operate with lower cash balances and invest a greater portion of its assets in U.S. Treasury securities. At times this may allow the Fund to achieve a higher yield.

     The Fund may invest in these institutional money market funds only to the extent provided in section 12(d)(1)(A) of the 1940 Act. This law presently provides the following restrictions:

     (a) The Fund's investment may not be more than 3% of the shares of the institutional money market fund in which the Fund is investing;

     (b) The Fund may not invest more than 5% of the Fund's total assets in any one such institutional money market fund; and

     (c) The Fund may not invest more than an aggregate of 10% of its total assets in all such institutional money market funds in which the Fund invests.

     SAC believes that investment in institutional money market funds will not materially increase the risk to shareholders of investing in the Fund. Dividends attributable to income received by the Fund from its investment in other money market funds may not be exempt from state income tax. However, because the Fund may only invest up to 10% of its assets in such funds, SAC believes that such investments by the Fund will not materially decrease the extent to which the Fund's dividends are exempt from state personal income taxes.

     BOARD OF DIRECTORS APPROVAL. On August 20, 1999, the Company's Board of Directors approved the proposed changes in the Fund's fundamental investment policy, to become effective if these changes in investment policy are approved by the Fund's shareholders. The Company's Board of Directors hereby recommends that the Fund's shareholders approve the proposed changes in investment policy. The Board of Directors' recommendation is predominantly based on its belief that the potential for increased yield and investment management flexibility outweigh any increase in the risk level of the Fund and reduction in state personal income tax exemption that will result from the changes.

     In the event that the proposed changes in the Fund's investment policy are not approved by shareholders at the Meeting, the Fund will continue to operate under its current fundamental investment policy, which requires that it invest solely in short-term direct obligations of the U.S. Treasury.

     The following resolution will be submitted to shareholders at the Special Meeting of Shareholders. The affirmative vote of a majority of the Fund's outstanding shares (Class A shares and Class B shares voting together as a single class) is required to adopt this resolution.

                          --------------------------

               RESOLVED, that the Sentinel U.S. Treasury Money Market Fund change its fundamental investment policy to permit, in addition to investments in short-term direct obligations of the U.S. Treasury, the Fund to invest (1) up to 25% of its total assets in repurchase agreements with durations of seven days or less, and only where the collateral securities are U.S. government securities, and (2) within the limits contained in section 12(d)(1)(A) of the Investment Company Act of 1940, as amended, in shares of money market mutual funds marketed primarily to institutional investors which invest primarily in short-term direct obligations of the U.S Treasury and U.S. government agencies and instrumentalities, and repurchase agreements with respect to such securities.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS APPROVE THE PROPOSED CHANGES IN INVESTMENT POLICY OF THE SENTINEL U.S. TREASURY MONEY MARKET FUND.

SIGNIFICANT SHAREHOLDERS

     National Life Insurance Company ("NLIC") is the ultimate parent of the controlling general partners of SAC, SFSC and SASC. NLIC and its controlled affiliates own 31,946,681.05 Class A shares and 195,597.54 Class B shares representing 28.6% and 3.6% of the outstanding voting securities of the Company's shares allocated to the Fund's Class A shares and Class B shares, respectively. The above amount includes 24,585,562.06 Class A shares and 195,582.77 Class B shares over which American Guaranty & Trust Company ("AG&T"), a Delaware trust company, has voting discretion, having an aggregate net asset value of $24,781,144.83 representing 21.2% of all votes eligible to be cast at the meeting. These shares are held in trusts of which the beneficiaries are individual trust clients of AG&T. NLIC and its affiliates have sole voting and investment power over the remaining shares. NLIC's address is National Life Drive, Montpelier, Vermont 05604, and AG&T's address is 220 Continental Drive, Newark, Delaware 19713. The Company anticipates that NLIC and its affiliates, including AG&T, will vote their shares in favor of the proposal at the meeting.

     The Company is not aware of any other person who owns 5% or more of the Fund's voting securities. The shareholdings of each individual Director do not amount to as much as 1% of the outstanding voting securities. Taken as a group, the Directors and executive officers of the Company own 1,832,046.42 Class A shares and no Class B shares of the Company.

MEETINGS OF SHAREHOLDERS

       The Company is not required and does not intend to hold an annual meeting of shareholders. However, the Company will be required to call special meetings of shareholders in accordance with the requirements of the 1940 Act, to seek approval of new management and investment advisory arrangements, of new distribution arrangements or of a change in the Company's fundamental policies, objectives or restrictions. The Company also is required to hold a special shareholder meeting to elect new Directors at such time as less than two-thirds of the Directors holding office have been elected by shareholders. In addition, the Company's By-laws require that, in general, a special meeting of shareholders be held upon the written request of the holders of 20% of the votes entitled to be cast at such meeting, and the 1940 Act requires that a special meeting of shareholders be held upon the written request of the holders of 10% of the votes entitled to be cast for the purpose of removing a Director.

     Any shareholder wishing to submit a proposal to be considered at the Company's next meeting of shareholders must submit such proposal a reasonable time before the solicitation of proxies in respect of such meeting is made. The mere submission of a proposal will not guarantee that such proposal will be presented at the meeting because, in order to be so presented, a proposal must meet certain requirements of the Federal securities laws.

ANNUAL REPORT DELIVERY

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT FOR THE YEAR ENDED NOVEMBER 30, 1998, AND A COPY OF THE FUND'S SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED MAY 31,1999, TO ANY SHAREHOLDER UPON REQUEST. Shareholders may request such documents by writing to D. Russell Morgan, Secretary, Sentinel Group Funds, Inc., National Life Drive, Montpelier, Vermont 05604, or by calling SASC at 1-800-282-3863.

OTHER BUSINESS

         The only matter of which the management of the Company is aware that are to be presented for action at the Meeting is that outlined herein. Should any other matters requiring a vote of shareholders or relating to the conduct of the Meeting arise, those who shall act as proxies will vote according to their best judgment.

                                             By order of the Board of Directors

                                             D. Russell Morgan

                                             SECRETARY

October 15, 1999

(LOGO)    Sentinel Funds
              Integrity Since 1934

Registration Line 1 ........         Account Number:  xxxxxxxxxx
Registration Line 2 ........
Registration Line 3 ........         Shares:  xxx,xxx.xxx
Registration Line 4 ........
Registration Line 5 ........
Registration Line 6 ........
Registration Line 7 ........

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.




                   SENTINEL U.S. TREASURY MONEY MARKET FUND

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

THE UNDERSIGNED HEREBY APPOINTS PATRICK E. WELCH, JOSEPH M. ROB AND D. RUSSELL MORGAN AS PROXIES, ACTING BY A MAJORITY OF THOSE PRESENT, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL THE SHARES OF SENTINEL U.S. TREASURY MONEY MARKET FUND HELD OF RECORD BY THE UNDERSIGNED ON OCTOBER 1, 1999, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 18, 1999 OR ANY ADJOURNMENT THEREOF.

TO VOTE, MARK THE BLOCKS BELOW AS FOLLOWS [X]
PLEASE DETACH AND RETURN THE LOWER PORTION ONLY

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                   SENTINEL U.S. TREASURY MONEY MARKET FUND

Control Code: xxxxxxxxxx  Account Number: xxxxxxxxxx      Shares: xxx,xxx.xxx

For     Against    Abstain

/ /   / /   / / 1) AMEND INVESTMENT POLICIES TO PERMIT LIMITED INVESTMENTS IN
REPURCHASE AGREEMENTS WITH RESPECT TO U.S. TREASURY SECURITIES AND SHARES OF INSTITUTIONAL MONEY MARKET FUNDS WHICH INVEST PRIMARILY IN U.S. TREASURY SECURITIES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

-----------------          -----------------------------         --------------
SIGNATURE                  SIGNATURE (JOINT OWNERS)              DATE

(LOGO)    Sentinel Group Funds, Inc.

October 15, 1999

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of Sentinel U.S. Treasury Money Market Fund, which is to be held on Thursday, November 18, 1999 at 10:00 a.m., at the home office of National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604. As described in the enclosed Proxy Statement, the only business expected to come before the meeting will be the approval of changes in the Fund's investment policy to permit limited investments in repurchase agreements with respect to U.S. Treasury securities and shares of institutional money market funds which invest primarily in U.S. Treasury securities. While we would like very much to have you attend the meeting and vote in person, we realize that this may not be possible.

IF YOU CANNOT ATTEND THE MEETING, IT IS EXTREMELY IMPORTANT THAT YOU COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY BALLOT SO THAT YOUR VOTE, BASED ON THE NUMBER OF SHARES YOU OWN, WILL BE REPRESENTED. BY PROMPTLY RETURNING THE PROXY, YOU WILL HELP YOUR COMPANY AVOID THE NECESSITY AND CONSIDERABLE EXPENSE OF SENDING FOLLOW-UP MAILINGS TO OBTAIN THE QUORUM OF SHAREHOLDER VOTES REQUIRED BY LAW. IN THE EVENT YOU LATER DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AT THAT TIME AND VOTE YOUR SHARES IN PERSON.

If you desire additional information concerning the matters proposed for action at the meeting, we would be glad to hear from you. Your proxy ballot is enclosed, along with a postage-free envelope. I urge you to return it promptly.

Sincerely,

[Name]

                               BROWN & WOOD LLP
                            ONE WORLD TRADE CENTER
                         NEW YORK, NEW YORK 10048-0557
                           TELEPHONE: (212) 839-5300
                           FACSIMILE: (212) 839-5599

                                                              October 5, 1999

VIA ELECTRONIC FILING

Securities and Exchange Commission
450 Fifth Street, N.W.

Washington, D.C.  20549

Attn:  Division of Investment Management

          Re:     Sentinel U.S. Treasury Money Market
                  Fund of Sentinel Group Funds, Inc.
                  Preliminary Proxy Materials

Ladies and Gentlemen:

     On behalf of Sentinel U.S. Treasury Money Market Fund of Sentinel Group Funds, Inc. (the "Fund") and pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934 (the "Securities Exchange Act"), transmitted herewith is the Preliminary Notice of the 1999 Special Meeting of Stockholders, Letter to Shareholders, Proxy Statement and Form of Proxy to be used in connection with the Fund's 1999 Special Meeting of Stockholders to be held on November 18, 1999. It is anticipated that copies of the enclosed definitive proxy materials will be released to security holders on or about October 15, 1999.

     Please direct any communications relating to this filing to the undersigned at (212) 839-5394.

                                                     Very truly yours,

                                                     /s/ Robert J. Borzone, Jr.

Enclosures